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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 13, 1999
                                                        ------------------------


                               AMERICREDIT CORP.
                               -----------------
            (Exact name of registrant as specified in its charter)


              Texas                        1-10667              75-2291093
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(State or other jurisdiction of       (Commission File        (IRS Employer
        incorporation)                     Number)         Identification No.)

200 Bailey Avenue, Fort Worth, Texas                                   76107
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (817) 332-7000
                                                      --------------------------


                                (Not Applicable)
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(Former name or former address, if changed since last report)




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Item 5.  Other Events
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     The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).  Exhibits
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     The following exhibit is furnished in accordance with Item 601 of
Regulation S-K:

     99   Press Release

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICREDIT CORP.
                                     (Registrant)


Date:  January 13, 1999              By: /s/ DANIEL E. BERCE
                                        ------------------------------------
                                        Daniel E. Berce
                                        Vice Chairman of the Board and Chief
                                        Financial Officer

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                               INDEX TO EXHIBITS

   Exhibit                                                         Sequentially
     No.                               Exhibit                      Number Page
 -----------  ---------------------------------------------------  ------------

     99             Press Release

                                       4